                                                                      Exhibit 99

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-1
Investor Number 51999021

Determination Date:        10-Sep-99
Remittance Date:           15-Sep-99
Month End Date:            31-Aug-99

----------------------------------------------------------------------------------------------------------------

(a)  Class A-1 Distribution Amount                                                                 4,521,955.15
(b)  Class A-1 Distribution Principal                                                              3,922,743.58
               Scheduled Payments of Principal                                  699,352.54
               Partial Prepayments                                              297,100.06
               Scheduled Principal Balance Principal Prepayment in Full       1,167,843.51
               Scheduled Principal Balance Liquidated Contracts               1,758,447.47
               Scheduled Principal Balance Repurchases                                0.00

(c)  Class A-1 Interest Distribution                                                                 599,211.57
     Class A-1 Interest Shortfall                                                                          0.00

(d)  Class A-1 Remaining Certificate Balance                                                     120,481,041.63


(e)  Class A-2 Distribution Amount                                                                   628,545.83
(f)  Class A-2 Distribution Principal                                                                      0.00
               Scheduled Payments of Principal                                        0.00
               Partial Prepayments                                                    0.00
               Scheduled Principal Balance Principal Prepayment in Full               0.00
               Scheduled Principal Balance Liquidated Contracts                       0.00
               Scheduled Principal Balance Repurchases                                0.00

(g)  Class A-2 Interest Distribution                                                                 628,545.83
     Class A-2 Interest Shortfall                                                                          0.00

(h)  Class A-2 Remaining Certificate Balance                                                     125,500,000.00


(i)  Class A-3 Distribution Amount                                                                   463,341.67
(j)  Class A-3 Distribution Principal                                                                      0.00
                Scheduled Payments of Principal                                        0.00
                Partial Prepayments                                                    0.00
                Scheduled Principal Balance Principal Prepayment in Full               0.00
                Scheduled Principal Balance Liquidated Contracts                       0.00
                Scheduled Principal Balance Repurchases                                0.00

(k)  Class A-3 Interest Distribution                                                                 463,341.67
     Class A-3 Interest Shortfall                                                                          0.00

(l)  Class A-3 Remaining Certificate Balance                                                      91,000,000.00


 (m)  Class A-4 Distribution Amount                                                                   400,625.00
 (n)  Class A-4 Distribution Principal                                                                      0.00
                 Scheduled Payments of Principal                                        0.00
                 Partial Prepayments                                                    0.00
                 Scheduled Principal Balance Principal Prepayment in Full               0.00
                 Scheduled Principal Balance Liquidated Contracts                       0.00
                 Scheduled Principal Balance Repurchases                                0.00

 (o)  Class A-4 Interest Distribution                                                                 400,625.00
      Class A-4 Interest Shortfall                                                                          0.00

 (p)  Class A-4 Remaining Certificate Balance                                                      75,000,000.00


 (q)  Class A-5 Distribution Amount                                                                 1,109,485.74
 (r)  Class A-5 Distribution Principal                                                                      0.00
                 Scheduled Payments of Principal                                        0.00
                 Partial Prepayments                                                    0.00
                 Scheduled Principal Balance Principal Prepayment in Full               0.00
                 Scheduled Principal Balance Liquidated Contracts                       0.00
                 Scheduled Principal Balance Repurchases                                0.00

 (s)  Class A-5 Interest Distribution                                                               1,109,485.74
      Class A-5 Interest Shortfall                                                                          0.00

 (t)  Class A-5 Remaining Certificate Balance                                                     196,659,215.00


 (u)  Class A-1 Pass Through Rate                                                                       5.780000%
      Class A-2 Pass Through Rate                                                                       6.010000%
      Class A-3 Pass Through Rate                                                                       6.110000%
      Class A-4 Pass Through Rate                                                                       6.410000%
      Class A-5 Pass Through Rate                                                                       6.770000%


 (v)  Monthly Servicing Fee                                                                           510,469.17

 (w)  Delinquency                                                     # of Contracts            Prin. Balance
                                                                      --------------            -------------

                 a)  One Monthly Payment Delinquent                   294                          10,382,896.85
                 b)  Two Monthly Payments                              75                           2,676,852.11
                 c)  Three or more Monthly Payments                    73                           2,869,722.58
                                                                   ------                      -----------------
                                                                      442                          15,929,471.54
                                                                   ======                      =================


                                                                                                   Difference
 (x)  Repurchased Contracts                 Contract Number        Repurchase Price              Paid by Seller
                                            ---------------        ----------------            -----------------
                                                   0                 0.00                                   0.00

                                                                   ------                      -----------------
                                          Total Repurchases          0.00                                   0.00
                                                                   ======                      =================

 (y)  Repossessions or Foreclosures                                Number                        Actual Balance
                                                                   ------                      -----------------
                                         BOP Repossessions            165                         $ 5,689,568.26
                                         Plus Repossessions            78                           2,508,077.68
                                                 this Month
                                         Less Liquidations            (58)                        (1,794,586.87)
                                                                   ------                      -----------------
                                          EOP Repossessions           185                         $ 6,403,059.07
                                                                   ======                      =================

 (z)  Class A-1 Enhancement Payment                                                                         0.00
      Class A-2 Enhancement Payment                                                                         0.00
      Class A-3 Enhancement Payment                                                                         0.00
      Class A-4 Enhancement Payment                                                                         0.00
      Class A-5 Enhancement Payment                                                                         0.00

 (aa) Monthly Advance                                                                                       0.00
      Outstanding Amount Advanced                                                                           0.00

 (bb) Deposit to Special Account/Distribution to Class R                                                    0.00
      Certificateholders

 (cc) Amount Distributed to Class R Certificateholders                                                      0.00

 (dd) Net Weighted Average Contract Rate                                                                    9.37%

 (ee) Number of Manufactured Homes currently held due to repossession                                        185
      Principal balance of Manufactured Homes currently held                                        6,403,059.07

 (ff) Class A-1 Pool Principal Balance percentage                                                      83.958914%
      Class A-2 Pool Principal Balance percentage                                                     100.000000%
      Class A-3 Pool Principal Balance percentage                                                     100.000000%
      Class A-4 Pool Principal Balance percentage                                                     100.000000%
      Class A-5 Pool Principal Balance percentage                                                     100.000000%

 (gg) Aggregate Deficiency Amounts                                                                          0.00
      Servicer Deficiency Amounts                                                                           0.00
      received
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